Income Taxes	12 Months Ended
Apr. 30, 2025
Income Taxes [Abstract]
Income taxes

Note 11 – Income taxes

(a) Corporate Income Taxes

The Company is in Japan and is subject to Japanese national and local income taxes, inhabitant tax, and enterprise tax, which, in the aggregate, represent a statutory income tax rate of approximately 34.6% for the years ended April 30, 2023, 2024, and 2025, respectively.

Reconciliation of the differences between statutory income tax rate and the effective tax rate

The following table reconciles the Japan statutory rate to the Company’s effective tax rates for the years ended April 30, 2023, 2024, and 2025:

	For the Fiscal Years Ended April 30,
	2023	2024	2025
Japanese statutory income tax rate	34.6%	34.6%	34.6%
Deferred IPO costs	18.7%	11.8%	-
Non-taxable income	3.1%	1.0%	-
Valuation allowance	(49.5)%	(45.9)%	(33.4)%
Share based compensation	-%	(0.2)%	-
Non-deductible compensation	(0.8)%	-%	-
Others	(3.7)%	(1.2)%	(1.2)%
Effective tax rate	2.4%	0.1%	0.0%

Significant components of the provision for income taxes are as follows:

	April 30, 2023	April 30, 2024	April 30, 2025	April 30, 2025
	JPY	JPY	JPY	USD
Current income tax expense (benefit)	(9,345,241)	-	-	-
Deferred tax (benefit) expense	122,261	(188,496)	-	-
Total provision for income taxes	(9,222,980)	(188,496)	-	-

For the purpose of presentation in the balance sheets, deferred income tax assets and liabilities have been offset. Significant component of deferred tax assets and liabilities are as follows:

	April 30, 2024	April 30, 2025
	JPY	JPY	USD
Net operating loss carry forward	353,138,111	438,955,724	3,077,583
Write off of other receivable	15,005,181	15,005,181	105,204
Lease liabilities	3,810,002	960,129	6,732
Write off of guarantee money deposited	2,665,941	2,665,941	18,691
Temporary difference in depreciation	2,645,375	2,555,574	17,918
Bonus accrual	2,392,042	1,038,980	7,284
Government grants	-	6,226,200	43,653
Others	402,882	1,480,835	10,381
Valuation allowance	(376,249,532)	(466,899,408)	(3,273,500)
Deferred tax assets	3,810,002	1,989,156	13,946
Right-of-use assets – operating lease	(3,810,002)	(960,129)	(6,732)
Others	-	(1,029,027)	(7,214)
Deferred tax liabilities	(3,810,002)	(1,989,156)	(13,946)
Total	-	-	-

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the cumulative earnings and projected future taxable income in making this assessment. Recovery of substantially all of the Company’s deferred tax assets is dependent upon the generation of future income, exclusive of reversing taxable temporary differences.

(b) Consumption tax

Consumption tax collected and remitted to tax authorities is excluded from revenue, cost of sales, and expenses in the statements of operations. The Company has been subject to the applicable consumption tax rate of 10%, with an 8% rate applicable to a limited number of exceptions based on the new Japanese tax law. For overseas sales, the Company is exempted from paying consumption tax. The Company can deduct all its qualified input consumption tax paid when purchasing from suppliers, against the output consumption tax derived from domestic sales. The Company is eligible for consumption tax refund from the tax authorities for excess input consumption tax, which is recorded in accounts receivable, net on the balance sheets.